UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

MSA SAFETY INCORPORATED

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, PA	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 1, 2021, MSA Safety Incorporated (“MSA”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission disclosing, among other things, that (i) MSA had entered into a Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated July 1, 2021 (the “Prudential Note Agreement”) with PGIM, Inc. and the noteholders party thereto, and a Second Amended and Restated Master Note Facility dated as of July 1, 2021 (the “NYL Note Facility” and, together with the Prudential Note Agreement, the “Note Agreements”) with NYL Investors LLC and the noteholders party thereto, and (ii) MSA had issued $100 million of 2.69% Series C Senior Notes due July 1, 2036 (the “Series C Notes”) under the Prudential Note Agreement and $100 million of 2.69% Series A Senior Notes due July 1, 2036 (the “Series A Notes” and, together with the Series C Notes, the “Notes”) under the NYL Note Facility. Reference is made to the Original Form 8-K for a description of the Note Agreements and the Notes.

In the Original Form 8-K, MSA stated that it intended to file copies of the Note Agreements as exhibits to an amendment to the Original Form 8-K. MSA is now filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to file the Note Agreements as exhibits. This Amendment No. 1 does not change any previously reported information or any disclosures contained in the Original Form 8-K.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

10.1	Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated July 1, 2021 with PGIM, Inc. and the noteholders party thereto*

10.2	Second Amended and Restated Master Note Facility dated as of July 1, 2021 with NYL Investors LLC and the noteholders party thereto*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The exhibits and schedules to this agreement, which are described in the agreement’s table of contents, have been omitted. A copy of omitted exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED

By:	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Vice President and Chief Legal Officer

Date: July 16, 2021